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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTION, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 7, 2000


                         MANUFACTURERS' SERVICES LIMITED
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


    DELAWARE                              001-15883             04-3258036
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(State or other jurisdiction             (Commission           (IRS Employer
    of incorporation)                    File Number)       Identification No.)


                       300 BAKER AVENUE, CONCORD, MA 01742
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (978) 287-5630
                                 --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2 of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         3Com Corporation, a major customer of Manufacturers' Services Ltd. (the "Company") recently announced on December 4, 2000 that its revenues for the quarter ending December 1, 2000 would be lower than previously expected. The Company has received inquiries from analysts and others concerning the impact of the 3Com announcement on the Company's earnings for the quarter ending December 31, 2000. In response to those questions, the Company is providing the following information: The Company does not expect that earnings for the fourth quarter of 2000 will be impacted by 3Com's recent announcement.

         Statements contained in this Form 8-K which are not historical facts are forward-looking statements which involve risks and uncertainties which could cause actual results to differ materially from those expressed in the forward looking statements. A number of important factors could cause actual results to differ materially from those forward-looking statements. These factors include systems failures, technological changes, volatility of securities markets, government regulations and economic conditions, changes in customer demands, competition in the areas in which the company conducts its operations as well as the risks contained in the company's filings with the Securities and Exchange Commission, including the Company's Report on Form 10-Q and S-1. The forward-looking statements made in this release relate only to events as of the date on which the statements are made and the company assumes no obligation to update these forward-looking statements.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                              MANUFACTURERS' SERVICES LIMITED
                                              (Registrant)

                                              Date: December 7, 2000



                                              By: /s/ Albert A. Notini
                                                  ----------------------------
                                                  Albert A. Notini
                                                  Executive Vice President and
                                                  Chief Financial Officer